                                   UAM Funds
                                   Funds for the Informed Investor(SM)

Rice, Hall, James Portfolios
Semi-Annual Report                                                April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                                         RHJ PORTFOLIOS
                                                                  APRIL 30, 2001

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter .....................................................    1

Portfolios of Investments
   Small Cap .............................................................    6
   Small/Mid Cap .........................................................   10

Statements of Assets and Liabilities .....................................   13

Statements of Operations .................................................   14

Statements of Changes in Net Assets
   Small Cap .............................................................   15
   Small/Mid Cap .........................................................   16

Financial Highlights
   Small Cap .............................................................   17
   Small/Mid Cap .........................................................   18

Notes to Financial Statements .............................................  19
--------------------------------------------------------------------------------

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
April 30, 2001

Dear Shareholders:

The performance of the UAM Rice Hall James Small/Mid Cap Portfolio as of April 30, 2001 is presented below. Three indices are provided for comparative purposes, the Russell Mid Cap, the Russell 2000 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap indices. This 50/50 Blended Russell index is the appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns are shown for the most recent month, latest 3 months, calendar year-to-date, latest 12 months and inception to date (inception was 11-1-96).

                                                                              Annualized
                        Current      Latest        Year to       Latest         Since
                         Month      3 Months         Date      12 Months      Inception
                      -----------  -----------   -----------  -----------   -------------
Small/Mid Cap
  Portfolio              5.60%       -0.75%           1.85%       15.03%           16.55%
Composite-               8.19%       -4.28%          -1.01%       -1.20%           12.29%
50% Russell
  Mid Cap                8.55%       -4.38%          -2.84%        0.28%           14.72%
50% Russell
  2000                   7.82%       -4.18%           0.81%       -2.86%            9.60%

The stock market's strong bounce in April salvaged what was shaping up to be a very difficult quarter. While the Rice Hall James Small/Mid Cap Portfolio lagged the indices' approximate 8% rises in April, its loss of only 0.75% for the full quarter ended April 30, 2001 was less damaging than the -4.18% and -4.28% returns of Russell 2000 and the 50/50 blended index, respectively. This strong relative performance helped to again widen the portfolio's inception-to-date lead over all three of the above-mentioned indices, including the Russell Mid Cap Index.

The stock market's return to a focus on traditional fundamental valuation is evidenced in the latest twelve-month returns. The Rice Hall James philosophy centered on bottom-up stock picking and attention to valuations paid off handsomely in this period.

As is generally the case due to our stock picking mentality, positive relative performance came in the form of wide variety of stocks across many sectors. However, a few sectors are worth noting. The broad consumer sector, including retail, consumer durables and consumer non-durables, accounted for nearly a quarter of Portfolio assets and performed very well, largely due to the strong retail component. The market's financial sector, banks and insurance stocks, carried over a 20% weight in the quarter ended April 30, 2001 and had slightly positive performance (i.e. approximately 1%)

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

in an otherwise dismal quarter. The Portfolio was significantly underweighted at less than 5% in this strong market group and therefore missed some opportunity. Valuations simply looked too high for the Rice Hall James discipline.

Technology's 14% weight in the Portfolio was slightly higher than the market's 13% weight, but the Portfolio technology sector's performance was down just over half as much as the 25%+ decline in this market sector. Lastly, the materials and processing sector (i.e. basic industry, old economy stocks) accounted for 16% of Portfolio assets, almost twice that of the market. These stocks in the Portfolio were collectively up 10%, with 7 of the 8 stocks demonstrating positive returns for the quarter. This Portfolio group has been extremely strong in the last 1 1/4 years and has contributed heavily to the strong Portfolio returns.

The UAM RHJ Small/Mid Cap Portfolio is designed to replicate the Rice, Hall, James core equity style in which the overwhelming majority of RHJ separate accounts have been successfully managed for many years. The market value of the Small/Mid Cap Portfolio was $38.6 million as of April 30, 2001. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

The performance of the UAM Rice Hall James Small Cap Portfolio as of April 30, 2001 is presented below:

                                                                               Annualized
                       Current         Latest        Year        Latest          Since
                        Month         3 Months      to-Date     12 Months      Inception
                     -----------    -----------   -----------  -----------   -------------
Small Cap
   Portfolio             9.41%        -2.90%       9.19%           17.59%          19.85%
Russell 2000             7.82%        -4.18%       0.81%           -2.86%           9.60%

Due to a strong April showing, the Portfolio turned in a performance 1.28% better than the Russell 2000 for the quarter just ended. As one can see in the table above, the RHJ Small Cap Portfolio exceeds the benchmark in all measured periods, including inception-to-date (inception was 7-1-94).

In another very weak quarter for technology stocks (the Russell 2000 Tech sector fell 29%), the Small Cap Portfolio's overweighted Technology sector (17% of the Portfolio) was unable to post positive returns, as it did last quarter. Instead this Portfolio group fell just under 20% and was the Portfolio's worst performing sector. Our 13% weight in energy was 2 1/2 times that of the market, but its low single digit returns lagged this market sector's 10% rise. Like the Small/Mid Cap Portfolio, the

UAM FUNDS                                                        RHJ PORTFOLIOS

--------------------------------------------------------------------------------
exposure to financial services was light at only 7% and resulted in some opportunity cost. Also like the Small/Mid Cap Portfolio, exposure in the consumer area was close to 25% of the Portfolio and made the major contribution to the positive relative performance for the Portfolio in this quarter.

The market value of the Small Cap Portfolio was $81.1 million as of April 30, 2001. Sector weightings do not drive our fundamentally based stock selection process and we do not expect any dramatic changes in sector exposures this quarter. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments are used.

Heavy selling across all equity markets marked the second fiscal quarter of 2001. It ended with the Nasdaq down nearly 24%, the S&P 500 losing some 8% and small to mid cap issues down more than 4% as measured by the Russell 2000 and the Russell Mid cap indices. As of April 30, 2001, the Federal Reserve Bank had cut rates four times since January with seemingly little effect. Despite the Fed's clear intention to stimulate growth, the economic excesses of the tech area built up in 1999 and early 2000 appear to be a daunting obstacle. Though the term "economic malaise" has been heard more than once, few are calling this an outright recession. What is clear however is that the slew of earnings revisions and warnings has yet to be discounted and stocks have continued to decline on bad news.

Technology was again the hardest hit sector. The market at its high was valued solely on continuation of huge growth rates in the tech stocks. Earnings have faltered and the stocks have collapsed. But they are still not cheap. While Wall Street analysts have dropped estimates significantly for year 2001, they have done little to shave the long-term growth rates of the technology leaders. We believe that there is further room for disappointment if investors don't soon realize that the euphoric growth rates seen in 1999 and early 2000 are extremely unlikely to happen again. It is time to realize that investing in the stock market does not give one the right to make 20% annually. Expectations need to be dampened.

The tech area still has a significant way to go before it works through the excesses of the last five years. Both consumer and business capital spending soared to unprecedented levels during that time. Capital was incredibly cheap and as a result US technology in general was built to overcapacity.

UAM FUNDS                                                        RHJ PORTFOLIOS

--------------------------------------------------------------------------------
Having said the above, there are selective technology stocks/companies that we believe have great futures; that are down 50-90% from their highs and are selling at what appear to be P/E to Earnings Growth rate ratios that are attractive from a reward to risk perspective...if given enough time! As a result, the technology exposure is higher in the Portfolio than in the past 2 years.

While investors are spending an awful lot of time trying to call a bottom on the stock market, it seems wiser to us to just try to pick good stocks. Morgan Stanley Dean Witter's strategist Steve Galbraith wisely advises that investors should "not make bets on a mystical Fed-induced P/E expansion" and that "in 2001 money will be made the old-fashioned way: by assessing the fundamentals, valuation, earnings power."

On a more positive note, we want to add that widening market breadth and generally improved strength in the broad market is encouraging. While investors' and traders' dollars flooded out of the technology leadership in the past 12 months, a significant amount has found its way into the old economy stocks, greatly improving the health of the broad stock market. A well-diversified portfolio of securities bought with close attention to valuation has been the key for the past four quarters and will be for the foreseeable future.

Sincerely,

Rice, Hall, James & Associates

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that aninvestor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

  There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
                       Definition of Comparative Indices
                       ---------------------------------

50/50 Composite Russell Index is a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell Mid Cap Index is an unmanaged comprised of 800 stocks of U.S. companies with mid-market capitalization.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

    Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance
                             would have been lower.

       Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                             RHJ SMALL CAP PORTFOLIO
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 73.5%

                                                                  Shares          Value
BANKS -- 2.2%                                                  -----------     ----------
   Itla Capital* .............................................      72,500   $  1,305,000
   Trico Bancshares .........................................       35,000        567,000
                                                                              -----------
                                                                                1,872,000
                                                                              -----------
BASIC INDUSTRIES -- 9.8%
   Applied Extrusion Technologies* ...........................     100,000        559,000
   Buckeye Technologies* .....................................      60,000        731,400
   CoorsTek* .................................................      20,000        735,400
   Intertape Polymer Group ...................................      62,900        742,220
   Lydall* ...................................................      65,000        785,850
   Quanex ...................................................       40,000        828,000
   Reliance Steel & Aluminum .................................      25,000        732,500
   Spartech .................................................       60,000      1,079,400
   Tetra Technologies* .......................................      47,500      1,303,875
   Value Line ...............................................       10,000        400,000
   Wabtec ...................................................       35,000        467,600
                                                                              -----------
                                                                                8,365,245
                                                                              -----------
CAPITAL CONSTRUCTION -- 1.9%
   Astec Industries* .........................................      55,000      1,039,500
   Dal-Tile International* ...................................      40,000        596,000
                                                                              -----------
                                                                                1,635,500
                                                                              -----------
CONSUMER DURABLES -- 1.7%
   Palm Harbor Homes* .......................................       40,000        720,000
   Trex* .....................................................      25,000        706,250
                                                                              -----------
                                                                                1,426,250
                                                                              -----------
CONSUMER NON-DURABLES -- 6.4%
   Boston Beer, Cl A* .......................................       60,000        552,000
   Brown Shoe ...............................................       25,000        493,250
   Dover Downs Entertainment .................................      40,000        500,000
   Galaxy Nutritional Foods* .................................      50,000        230,000
   Horizon Organic Holding* .................................       40,000        206,800
   Ivex Packaging* ...........................................      32,000        500,800
   Jakks Pacific* ...........................................       72,500      1,038,925
   Lodgenet Entertainment* ...................................      20,000        385,400
   O'Charleys* ...............................................      50,000        985,000
   PJ America* ...............................................      70,000        536,900
                                                                              -----------
                                                                                5,429,075
                                                                              -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             RHJ SMALL CAP PORTFOLIO
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                                  Shares         Value
                                                                ----------     ----------
ENERGY RELATED -- 10.6%
     Comstock Resources* .....................................     120,000   $  1,296,000
     Denbury Resources* .....................................      105,000        981,750
     KCS Energy* .............................................     225,000      1,518,750
     Magnum Hunter Resources* ...............................      120,000      1,344,000
     Prima Energy* ...........................................      30,000        951,000
     Pure Resources* .........................................      65,000      1,404,000
     Remington Oil & Gas* ...................................      100,000      1,517,000
                                                                              -----------
                                                                                9,012,500
                                                                              -----------
HEALTH CARE -- 3.6%
     Boron Lepore & Associates* .............................      107,500      1,194,325
     Igen International* .....................................      35,000        771,050
     Quidel* .................................................      61,000        232,410
     Serologicals* ...........................................      15,000        266,550
     Utah Medical Products* .................................       60,000        614,400
                                                                              -----------
                                                                                3,078,735
                                                                              -----------
NATURAL RESOURCES -- 1.0%
     Florida RockIndustries .................................       22,000        858,000
                                                                              -----------
RETAIL -- 8.7%
     Buckle* .................................................      10,000        202,500
     Charlotte Russe Holding* ...............................       22,500        772,875
     Deb Shops ...............................................      70,000      1,533,000
     Gadzooks* ...............................................      72,500      1,468,125
     Sonic Automotive* .......................................      27,000        284,040
     Tuesday Morning* .......................................      145,000      1,915,450
     Wilsons Leather Experts* ...............................       55,000      1,217,150
                                                                              -----------
                                                                                7,393,140
                                                                              -----------
SERVICES -- 4.5%
     Charles River Associates* ...............................      41,500        427,450
     Daisytek International* .................................     149,000      1,244,150
     Hoenig Group* ...........................................      60,000        630,000
     Jones Lang LaSalle* .....................................      37,500        480,000
     Onyx Acceptance* .......................................      102,500        408,975
     Travelocity.com* .......................................       20,000        599,000
                                                                              -----------
                                                                                3,789,575
                                                                              -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             RHJ SMALL CAP PORTFOLIO
                                                      APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                               Shares         Value
                                                             ----------     ----------
TECHNOLOGY -- 15.8%
     Advanced Digital Information* .......................       30,000   $    591,600
     Avant!* .............................................       80,000      1,559,200
     BEI Technologies .....................................      20,000        500,000
     C-COR.net* ...........................................      75,000        540,000
     Docent* .............................................       25,000        128,750
     EXE Technologies* ...................................       95,000        689,700
     Interlink Electronics* ...............................      35,000        234,150
     Keynote Systems* .....................................      50,000        582,000
     Learn2.com* .........................................      490,000        186,200
     Measurement Specialties* .............................      40,000        876,400
     Merix* ...............................................      25,000        487,000
     Midway Games* .......................................       18,800        186,120
     MKS Instruments* .....................................      26,841        676,662
     NAM TAI Electronics .................................       90,000      1,148,400
     Optical Communication Products* .....................       25,000        244,500
     Plato Learning* .....................................       55,000        932,250
     Power Integrations* .................................       20,000        373,200
     Pfsweb* .............................................           33             41
     SBS Technologies* ...................................       30,000        600,000
     Scansource* .........................................       20,000        963,000
     Symmetricom* .........................................      50,000        726,500
     Take-Two Interactive Softwar* .......................       90,000      1,254,600
                                                                           -----------
                                                                            13,480,273
                                                                           -----------
TELECOMMUNICATIONS -- 2.5%
     Adaptive Broadband* .................................      450,000        427,500
     California Amplifier* ...............................      125,000        337,500
     Datum* ...............................................      80,000      1,332,000
                                                                           -----------
                                                                             2,097,000
                                                                           -----------
     TRANSPORTATION -- 4.8%
     Covenant Transport, Cl A* ...........................       72,500      1,134,625
     Heartland Express* ...................................      40,000      1,098,800
     Wabash National .....................................       40,000        480,400
     Werner Enterprises ...................................      50,000        995,000
     Uti Worldwide* .......................................      25,000        414,750
                                                                           -----------
                                                                             4,123,575
                                                                           -----------
     TOTAL COMMON STOCKS
     (Cost $57,186,474) ...................................                 62,560,868
                                                                           -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             RHJ SMALL CAP PORTFOLIO
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 21.7%

                                                              Face
                                                             Amount               Value
                                                          ------------         ----------
REPURCHASE AGREEMENT -- 21.7%
   Chase Securities, Inc. 4.30%, dated 04/30/01,
     due 05/01/01 to be repurchased at
     $18,495,209, collateralized by $18,216,644
     of various U.S. Treasury Notes valued at
     $19,090,092 (Cost $18,493,000) ................       $18,493,000         $18,493,000
                                                                               -----------
   TOTAL INVESTMENTS -- 95.2%
     (Cost $75,679,474) (a) .........................                           81,053,868

                                                                               -----------
   OTHER ASSETS AND LIABILITIES, NET -- 4.8% ........                            4,044,379
                                                                               -----------
   TOTAL NET ASSETS -- 100.0% .......................                          $85,098,247
                                                                               ===========


  *  Non-Income Producing Security
 Cl  Class
Ltd. Limited
 (a) The cost for federal income tax purposes was $75,679,474. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $5,374,394. This consisted of aggregate gross unrealized appreciation for all securities of $12,930,792, and gross unrealized depreciation for all securities of $7,556,398.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
COMMON STOCKS - 87.9%


                                                        Shares         Value
                                                     -----------    -----------
BANKING -- 1.1%
   Silicon Valley Bancshares* ......................      15,000    $   375,900
                                                                    -----------
BASIC INDUSTRIES -- 13.2%
   Engelhard .......................................      26,300        676,173
   Houghton Mifflin ................................      21,200        964,812
   Lubrizol ........................................      19,400        568,226
   OM Group ........................................      10,400        568,880
   Reynolds & Reynolds, Cl A .......................      33,600        694,176
   SPX* ............................................       6,400        720,704
   Valspar .........................................      13,500        417,150
                                                                    -----------
                                                                      4,610,121
                                                                    -----------
CAPITAL CONSTRUCTION -- 6.3%
   Covanta Energy* ..................................     52,800        976,800
   Insituform Technologies, Cl A* ...................     24,000        827,760
   Jacobs Engineering Group* ........................      6,300        415,296
                                                                    -----------
                                                                      2,219,856
                                                                    -----------
CONSUMER DURABLES -- 2.7%
   Sensient Technologies ............................     52,100        937,800
                                                                    -----------
CONSUMER NON-DURABLES -- 9.3%
   Fleming ..........................................     37,200      1,095,540
   Hollinger International ..........................     40,200        626,316
   Suiza Foods* .....................................     17,800        825,030
   Valassis Communications* .........................     20,550        726,443
                                                                    -----------
                                                                      3,273,329
                                                                    -----------
ENERGY RELATED -- 6.6%
   Core Laboratories N.V.* ..........................     50,800      1,213,104
   Key Energy Services* .............................     42,400        558,408
   Noble Affiliates .................................     12,800        556,416
                                                                    -----------
                                                                      2,327,928
                                                                    -----------
HEALTH CARE -- 6.3%
   Cytyc* ...........................................     25,500        600,525
   ICN Pharmaceuticals Inc-New ......................     22,600        579,012
   Pall .............................................     26,400        619,608
   Syncor International* ............................     11,100        391,386
                                                                    -----------
                                                                      2,190,531
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCKS - continued

                                                         Shares        Value
                                                       ---------    -----------
INSURANCE -- 1.4%
     American Financial Group .........................   19,000    $   505,210
                                                                    -----------
MISCELLANEOUS BUSINESS SERVICES -- 1.4%
     CEC Entertainment* ...............................    9,300        476,625
                                                                    -----------
NATURAL RESOURCES -- 2.2%
     Martin Marietta Materials ........................   16,600        763,102
                                                                    -----------
RETAIL -- 8.9%
     AnnTaylor Stores* ................................    9,100        247,975
     Barnes & Noble* ..................................   10,700        340,153
     Blockbuster, Cl A ................................   52,700        982,855
     Claires Stores ...................................   27,900        531,495
     Duane Reade* .....................................   19,600        663,852
     Electronics Boutique Holdings* ...................   13,400        333,392
                                                                    -----------
                                                                      3,099,722
                                                                    -----------
SERVICES -- 13.3%
     Coinstar* ........................................   17,400        320,160
     Copart* ..........................................   19,100        437,581
     Edison Schools* ..................................   17,900        345,112
     F.Y.I.* ..........................................   15,900        552,525
     Gtech Holdings* ..................................   10,330        336,758
     R.H. Donnelley* ..................................   30,200        860,700
     Speedway Motorsports* ............................   29,900        783,380
     TV Azteca ADR ....................................   36,500        276,305
     United Stationers* ...............................   25,700        731,679
                                                                    -----------
                                                                      4,644,200
                                                                    -----------
TECHNOLOGY -- 11.6%
     Garmin Ltd.* .....................................   13,000        273,000
     Informix* ........................................  128,900        644,500
     Ingram Micro, Cl A* ..............................   44,000        637,120
     Optimal Robotics* ................................   19,100        625,525
     Pinnacle Systems* ................................   38,700        410,994
     Sensormatic Electronics* .........................   59,000        855,500
     SonicWall* .......................................   35,800        629,722
                                                                    -----------
                                                                      4,076,361
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO
                                                     APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
COMMON STOCK -- continued

                                                          Shares          Value
                                                       ----------      -----------
TELECOMMUNICATIONS -- 1.0%
   Plantronics*  .......................................   18,800  $       367,728
                                                                       -----------
TRANSPORTATION/SERVICES -- 2.6%
   Gatx ................................................   16,500          657,525
   Monaco Coach* .......................................   13,200          255,420
                                                                       -----------
                                                                           912,945
                                                                       -----------
   TOTAL COMMON STOCKS
     (Cost $27,846,156) ...............................                 30,781,358
                                                                       -----------

SHORT-TERM INVESTMENT -- 22.3%


                                                             Face
                                                            Amount
                                                         -----------
REPURCHASE AGREEMENT -- 22.3%
   Chase Securities, Inc. 4.300%, dated 04/30/01,
     due 05/01/01 to be repurchased at $7,820,934,
     collateralized by $7,703,139 of various
     U.S. Treasury Notes valued at $8,072,488
     (Cost $7,820,000) ..................................... $ 7,820,000        7,820,000
                                                                              -----------
   TOTAL INVESTMENTS -- 110.2%
     (Cost $35,666,156) (a) ................................                   38,601,358
                                                                              -----------
   OTHER ASSETS AND LIABILITIES, NET -- (10.2%) ............                  (3,590,295)
                                                                              -----------
   TOTAL NET ASSETS -- 100.0% ..............................                  $35,011,063
                                                                              ===========

     *  Non-Income Producing Security
   ADR  American Depositary Receipt
    Cl Class
   (a) The cost for federal income tax purposes was $35,666,156. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $2,935,202. This consisted of aggregate gross unrealized appreciation for all securities of $4,343,733, and gross unrealized depreciation for all securities of $1,408,531.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             RHJ PORTFOLIOS
                                                      APRIL 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                                            Small Cap      Small/Mid Cap
                                                            Portfolio        Portfolio
                                                           ------------    --------------
Assets
Investments, at Cost ..................................... $ 57,186,474    $   27,846,156
                                                           ------------    --------------
Investments, at Value - Note A ........................... $ 62,560,868    $   30,781,358
Repurchase Agreements, at Value - Note A
   (Cost $18,493,000 and $7,820,000, respectively) .......   18,493,000         7,820,000
Cash .....................................................          508               131
Receivable for Portfolio Shares Sold .....................    2,420,776           267,455
Receivable for Investments Sold .........................     2,129,686           333,862
Dividends and Interest Receivable .......................         8,084               934
Other Assets .............................................       16,320             1,318
                                                           ------------    --------------
     Total Assets .......................................    85,629,242        39,205,058
                                                           ------------    --------------
Liabilities
Payable for Investments Purchased .......................       297,280         4,165,989
Payable for Portfolio Shares Redeemed ...................       168,832                --
Payable for Investment Advisory Fees - Note B ...........        43,130            18,727
Payable for Administrative Fees - Note C .................       10,613             7,777
Payable for Directors' Fees - Note E .....................          316                --
Other Liabilities .......................................        10,824             1,504
                                                           ------------    --------------
     Total Liabilities ...................................      530,995         4,193,997
                                                           ------------    --------------
Net Assets ............................................... $ 85,098,247    $   35,011,061
                                                           ============    ==============
Net Assets Consist of:
Paid in Capital .........................................  $ 74,624,048    $   31,725,732
Net Investment Loss .....................................       (44,288)           (6,445)
Accumulated Net Realized Gain ...........................     5,144,093           356,574
Unrealized Appreciation  .................................    5,374,394         2,935,202
                                                           ------------    --------------
Net Assets ............................................... $ 85,098,247    $   35,011,063
                                                           ============    ==============
Institutional Class Shares
Shares Issued and Outstanding ($0.001 par value)
   (Authorized 25,000,000) ...............................    5,191,677         2,655,183
Net Asset Value, Offering and Redemption Price Per Share .       $16.39            $13.19
                                                                 ======            ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             RHJ PORTFOLIOS
                                                      FOR THE SIX MONTHS ENDED
                                                      APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                               Small Cap       Small/Mid Cap
                                                               Portfolio         Portfolio
                                                              ------------      ----------
Investment Income
Dividends ................................................   $   99,794         $   63,551
Interest .................................................      259,090             85,674
                                                             ----------         ----------
   Total Income ..........................................      358,884            149,225
                                                             ----------         ----------
Expenses
Investment Advisory Fees -- Note B .......................      259,984             99,531
Administrative Fees -- Note C ............................       70,461             50,294
Shareholder Servicing Fees -- Note F .....................       36,200                942
Custodian Fees ...........................................       13,571              3,320

Registration and Filing Fees .............................        8,109              3,672
Audit Fees ...............................................        6,990              6,844
Printing Fees ............................................        5,419              5,367
Directors' Fees -- Note E ................................        1,611              1,399
Legal Fees ...............................................        1,307                825
Other Expenses ...........................................        6,208              3,864
                                                             ----------         ----------
Total Expenses ...........................................      409,860            176,058
                                                             ----------         ----------
Less:
Investment Advisory Fees Waived -- Note B ................           --            (19,924)
                                                             ----------         ----------
   Net Expenses Before Expense Offset ....................      409,860            156,134
                                                             ----------         ----------
Expense Offset -- Note A .................................       (6,688)              (471)
                                                             ----------         ----------
   Net Expenses After Expense Offset .....................      403,172            155,663
                                                             ----------         ----------
Net Investment Loss ......................................     (44,288)            (6,438)
                                                             ----------         ----------
Net Realized Gain on Investments .........................    5,144,489            356,641
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ........................................    1,008,407          1,493,030
                                                             ----------         ----------
Net Gain on Investments ..................................    6,152,896          1,849,671
                                                             ----------         ----------
Net Increase in Net Assets Resulting from Operations .....   $6,108,608         $1,843,233
                                                             ==========         ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                              Six Months
                                                                 Ended         Year Ended
                                                            April 30, 2001    October 31,
                                                              (Unaudited)        2000
                                                             ------------     -----------

Increase (Decrease) in Net Assets
Operations:
   Net Investment Loss ..................................    $    (44,288)    $ (253,250)
   Net Realized Gain ....................................       5,144,489      8,620,775
   Net Change in Unrealized Appreciation (Depreciation) .       1,008,407      4,643,151
                                                             ------------     ----------
   Net Increase in Net Assets Resulting from
    Operations ..........................................       6,108,608     13,010,676
                                                             ------------     ----------
Distributions:
   Net Realized Gain ....................................      (8,367,564)    (7,955,046)
                                                             ------------     ----------
Capital Share Transactions:
   Issued ...............................................      64,151,205     29,594,645
   In Lieu of Cash Distributions ........................       8,335,410      7,898,169
   Redeemed .............................................     (47,287,355)   (28,789,388)
                                                             ------------     ----------
   Net Increase from Capital Share Transactions .........      25,199,260      8,703,426
                                                             ------------     ----------
   Total Increase .......................................      22,940,304     13,759,056
Net Assets:
   Beginning of Period ..................................      62,157,943     48,398,887
                                                             ------------     ----------
   End of Period (including net investment loss of
    ($44,288) and $0, respectively) .....................    $ 85,098,247    $62,157,943
                                                             ------------     ----------
Shares Issued and Redeemed:
   Issued ...............................................       3,992,080      1,747,438
   In Lieu of Cash Distributions ........................         588,243        529,013
   Redeemed .............................................      (2,980,932)    (1,698,434)
                                                             ------------     ----------
   Net Increase in Shares Outstanding ...................       1,599,391        578,017
                                                             ============     ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                      Six Months
                                                                         Ended            Year Ended
                                                                     April 30, 2001       October 31,
                                                                       (Unaudited)            2000
                                                                      ------------         ----------

Increase (Decrease) in Net Assets
Operations:
   Net Investment Income (Loss) .................................     $    (6,438)     $    3,634
   Net Realized Gain ............................................         356,641       7,582,762
   Net Change in Unrealized Appreciation (Depreciation) .........       1,493,030        (962,795)
                                                                      -----------     -----------
   Net Increase in Net Assets Resulting from Operations .........       1,843,233       6,623,601
                                                                      -----------     -----------
Distributions:
   Net Investment Income ........................................          (3,641)             --
   Net Realized Gain ............................................      (6,569,030)             --
                                                                      -----------     -----------
   Total Distributions ..........................................      (6,572,671)             --
                                                                      -----------     -----------
Capital Share Transactions:
   Issued .......................................................      14,663,535      18,274,434
   In Lieu of Cash Distributions ................................       6,108,729              --
   Redeemed .....................................................      (2,239,252)    (23,921,273)
                                                                      -----------     -----------
   Net Increase (Decrease) from Capital Share Transactions ......      18,533,012      (5,646,839)
                                                                      -----------     -----------
   Total Increase ...............................................      13,803,574         976,762
Net Assets:
   Beginning of Period ..........................................      21,207,489      20,230,727
                                                                      -----------     -----------
   End of Period (including net investment income (loss) of
     $(6,445) and $3,634, respectively) .........................     $35,011,063     $21,207,489
                                                                      ===========     ===========
Shares Issued and Redeemed:
   Issued .......................................................       1,123,968       1,051,466
   In Lieu of Cash Distributions ................................         508,637              --
   Redeemed .....................................................        (160,484)     (1,437,606)
                                                                      -----------     -----------
   Net Increase (Decrease) in Shares Outstanding ................       1,472,121        (386,140)
                                                                      ===========     ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                RHJ SMALL CAP PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                   Six Months
                                                      Ended
                                                    April 30,                         Years Ended October 31,
                                                      2001      -------------------------------------------------------------------
                                                   (Unaudited)      2000          1999           1998          1997          1996
                                                --------------- -----------    ----------    -----------     ----------    --------
Net Asset Value,
Beginning of Period .........................   $       17.30   $     16.06    $    12.94    $     18.76     $   15.73     $ 15.87
                                                -------------   -----------    ----------    -----------     ---------     -------
Income from Investment Operations:
   Net Investment Loss ......................           (0.01)        (0.07)        (0.03)         (0.06)        (0.08)      (0.10)
   Net Realized and Unrealized Gain
     (Loss) .................................            1.49          3.98          3.15          (3.47)         4.59        2.73
                                                -------------   -----------    ----------    -----------     ---------     -------
   Total from Investment Operations .........            1.48          3.91          3.12          (3.53)         4.51        2.63
                                                -------------   -----------    ----------    -----------     ---------     -------
Distributions:
   Net Investment Income ....................             --            --             --             --            --          --
   Net Realized Gain ........................           (2.39)        (2.67)           --          (2.29)        (1.48)      (2.77)
                                                -------------   -----------    ----------    -----------     ---------     -------
   Total Distributions ......................           (2.39)        (2.67)           --          (2.29)        (1.48)      (2.77)
                                                -------------   -----------    ----------    -----------     ---------     -------
Net Asset Value, End of Period ..............   $       16.39    $    17.30    $    16.06    $     12.94     $   18.76  $    15.73
                                                =============   ===========    ==========    ===========     =========  ==========
Total Return ................................           10.73%**      27.02%        24.21%        (20.86)%       31.44%      19.43%
                                                =============   ===========    ==========    ===========     =========  ==========
Ratios and Supplemental Data
Net Assets, End of Period
  (Thousands) ...............................      $   85,098    $   62,158    $   48,399    $    42,219      $ 51,772  $   33,488
Ratio of Expenses to Average Net
  Assets ....................................            1.18%*        1.19%         1.29%          1.16%         1.21%       1.37%
Ratio of Net Investment Loss
  to Average Net Assets .....................           (0.13)%*      (0.43)%       (0.67)%        (0.48)%       (0.53)%     (0.78)%
Portfolio Turnover Rate .....................              82%          130%          132%           120%          158%        181%

 * Annualized
** Not Annualized

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            RHJ SMALL/MID CAP PORTFOLIO

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                               Selected Per Share Data & Ratios
                                 For a Share Outstanding Throughout Each Period


                                           Six Months
                                             Ended                                                      November 1,
                                           April 30,                 Years Ended October 31,            1996*** to
                                             2001         ------------------------------------------    October 31,
                                          (Unaudited)          2000         1999            1998           1997
                                         -------------    ------------- -------------  -------------  -------------
Net Asset Value,
     Beginning of Period..............   $       17.93    $       12.89 $       12.89  $       12.64  $       10.00
                                         -------------    ------------- -------------  -------------  -------------
Income from Investment Operations:
     Net Investment Income (Loss).....              --               --         (0.05)         (0.01)          0.03
     Net Realized and
        Unrealized Gain ..............            0.85             5.04          0.22           0.42           2.64
                                         -------------    ------------- -------------  -------------  -------------

     Total from Investment
        Operations ...................            0.85             5.04          0.17           0.41           2.67
                                         -------------    ------------- -------------  -------------  -------------
Distributions:
     Net Investment Income ...........           (0.00)#             --            --          (0.00)#       (0.03)
     Net Realized Gain ...............           (5.59)              --         (0.17)         (0.16)           --
                                         -------------    ------------- -------------  -------------  -------------
     Total Distributions..............           (5.59)              --         (0.17)         (0.16)         (0.03)
                                         -------------    ------------- -------------  -------------  -------------

Net Asset Value,
     End of Period....................   $       13.19    $       17.93 $       12.89  $       12.89  $       12.64
                                         =============    ============= =============  =============  =============
Total Return+ ........................            7.84%**         39.10%         1.31%          3.33%         26.76%
                                         =============    ============= =============  =============  =============
Ratios and Supplemental Data
Net Assets,
     End of Period (Thousands) .......   $      35,011    $      21,207 $      20,231  $      21,780  $      12,957
Ratio of Expenses to
     Average Net Assets ..............            1.25%*           1.26%         1.25%          1.25%          1.25%
Ratio of Net Investment
     Income (Loss) to Average
     Net Assets ......................           (0.05)%*          0.02%        (0.47)%        (0.12)%         0.24%
Portfolio Turnover Rate ..............              37%             119%           78%            83%            56%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  #  Value is less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 2001, the UAM Funds were comprised of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolios. The objectives of the Portfolios are as follows:

     Rice, Hall, James Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

     Rice, Hall, James Small/Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

        1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

        2. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
        3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

        Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

        4. Distributions to Shareholders: Each Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

        The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments of net operating losses.

        Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

        5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios are shown gross of expense offsets, if any, for custodian balance credits.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide, "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a fee calculated at an annual rate of 0.75% and 0.80% of the average daily net assets, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio's and the Rice, Hall, James Small/Mid Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc., which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the Portfolios under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the Portfolios.

     Pursuant to the Agreement, each Portfolio paid UAMFSI 0.073% per annum of its average daily net assets, an annual base fee of $72,500, and a fee based on the number of active shareholder accounts.

     Effective April 1, 2000, SEI (the "Administrator") was appointed as the Administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------
     For the five months ended March 31, 2001, UAMFSI was paid the following amounts from the Portfolios and paid the following to SEI, DST and UAMSSC for their services:


                                Administration     Portion Paid  Portion Paid  Portion Paid
Rice, Hall, James Portfolios         Fees             to SEI        to DST       to UAMSSC
------------------------------  ---------------    ------------  ------------  --------------
Small Cap ...................       $58,778           $23,153        $8,355         $6,771
Small/Mid Cap ...............        41,613            17,412         6,620          5,255


     Pursuant to the Administration Agreement, each Portfolio pays the Administrator 0.73% per annum of its average daily net assets and an annual base fee of $54,500. For the one month ended April 30, 2001, the Administrator was paid $8,678 and $6,322 for the Small Cap Portfolio and the Small/Mid Cap Portfolio, respectively.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board Meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM funds that are serviced by the financial representative.

     G. Purchases and Sales: For the six months ended April 30, 2001, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $48,939,676 and $17,479,130 and sales of $48,758,008 and $8,568,671 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

     H. Line of Credit: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period April 27, 2001 through July 27, 2001, such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 2001, the Portfolios had no borrowings under the agreement.

     I. Other: At April 30, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares out-standing for each Portfolio was as follows:

                                          No. of             %
Rice, Hall, James Portfolios              Shareholders   Ownership
-------------------------------           ------------   ---------

Small Cap ...............................       1           41%
Small/Mid Cap ...........................       2           28%

                                     NOTES

                                     NOTES

UAM FUNDS                                                         RHJ PORTFOLIOS

--------------------------------------------------------------------------------

Officers and Directors
James F. Orr, III
Director, President and Chairman

John T. Bennett, Jr.
Director

Nancy J. Dunn
Director

Philip D. English
Director

William A. Humenuk
Director

Linda T. Gibson, Esq.
Vice President and Secretary

Sherry Kajdan Vetterlein
Vice President and Assistant Secretary

Christopher Salfi
Treasurer

Molly S. Mugler
Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
Rice, Hall, James & Associates
600 West Broadway, Suite 1000
San Diego, CA 92101

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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